UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 15, 2011

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2011, James E. Catlin notified Kodiak Oil & Gas Corp. (the “Company”) that for personal reasons, effective December 31, 2011, he will resign as Chief Operating Officer of the Company.  He has agreed to assume the new role, also effective December 31, 2011, of the Company’s Executive Vice-President of Business Development.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 15, 2011, the Company held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”) to (i) elect the nominees to the Company’s Board of Directors to serve until the Company’s 2012 Annual Meeting of Shareholders or until successors are duly elected and qualified, (ii) conduct an advisory vote on executive compensation (the “Executive Compensation Vote”), (iii) conduct an advisory vote on the frequency of conducting an advisory vote on executive compensation (the “Frequency Vote”), (iv) ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 and (v) approve Amendment No. 2 to the Company’s 2007 Stock Incentive Plan (the “Plan Amendment”).  The matters acted upon at the Annual Meeting are described in more detail in the Company’s proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 28, 2011.  The following are the final voting tallies for the Annual Meeting:

				Broker
	For	Against	Abstentions	Non-Votes
Election of Directors
Lynn A. Peterson	105,324,518	5,109	2,101,105	56,524,349
James E. Catlin	89,748,038	5,409	17,677,285	56,524,349
Rodney D. Knutson	104,990,331	6,409	2,433,992	56,524,349
Herrick K. Lidstone, Jr.	88,725,494	1,409	18,703,829	56,524,349
William J. Krysiak	105,937,311	409	1,493,012	56,524,349
Executive Compensation Vote	102,688,574	4,274,253	467,903	56,524,351
Ratification of independent registered public accounting firm	163,354,378	338,296	262,407	0
Approval of the Plan Amendment	55,035,380	52,090,322	305,027	56,524,352

					Broker
	1 Year	2 Years	3 Years	Abstentions	Non-Votes
Frequency Vote	74,478,109	1,315,712	31,412,820	224,089	56,524,351

Item 8.01 Other Events.

On June 21, 2011, the Company issued a press release entitled, “Kodiak Oil & Gas Corp. Names Key Executives to Executive Vice President Positions.”  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

99.1	Press release of Kodiak Oil & Gas Corp. dated June 21, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

By:	/s/ James P. Henderson
James P. Henderson Chief Financial Officer

Date: June 21, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Kodiak Oil & Gas Corp. dated June 21, 2011.